UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. __)

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☐       Preliminary Proxy Statement
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☐       Definitive Proxy Statement
☐       Definitive Additional Materials
☑       Soliciting Material under Rule 14a-12

Airgas, Inc.
(Name of Registrant as Specified in Its Charter)

Air Products Distribution, Inc.
Air Products and Chemicals, Inc.
(Name of Persons Filing Proxy Statement, if Other than Registrant)

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                                                                                             News Release

Air Products and Chemicals, Inc.
7201 Hamilton Boulevard
Allentown, PA  18195-1501

Air Products Issues Statement in Response to Delaware Court Ruling

LEHIGH VALLEY, Pa. (March 5, 2010) – Air Products (NYSE: APD) today issued the following statement in response to the Delaware Chancery Court’s decision to refuse to disqualify Cravath Swaine & Moore from representing Air Products in relation to its $60.00 per share all cash offer for Airgas (NYSE:ARG):

“We are pleased that the Delaware court has refused to disqualify Cravath from representing Air Products.  From the beginning, this has been a side show to divert attention from the real issue―the continuing effort by Airgas to block its shareholders from receiving a 38% all-cash premium and immediate liquidity for their shares.  Airgas has wasted shareholders’ time and money pursuing baseless litigation and losing arguments before three separate courts.  Rather than acting as responsible fiduciaries and meeting with us to discuss our offer, the Airgas Board has continued to permit management to ‘just say no’ to our compelling offer while offering only the vague promise that Airgas shareholders will receive greater value ‘simply with the passage of time.’  Air Products remains committed to taking all necessary steps to complete our $60.00 per share all-cash offer, and we urge Airgas shareholders to demand the independent directors of Airgas form a Special Committee, advised by independent advisors, that will objectively evaluate our offer and uphold their fiduciary duties to Airgas shareholders.”

Air Products (NYSE:APD) serves customers in industrial, energy, technology and healthcare markets worldwide with a unique portfolio of atmospheric gases, process and specialty gases, performance materials, and equipment and services.  Founded in 1940, Air Products has built leading positions in key growth markets such as semiconductor materials, refinery hydrogen, home healthcare services, natural gas liquefaction, and advanced coatings and adhesives.  The company is recognized for its innovative culture, operational excellence and commitment to safety and the environment.  In fiscal 2009, Air Products had revenues of $8.3 billion, operations in over 40 countries, and 18,900 employees around the globe.  For more information, visit: www.airproducts.com.

ADDITIONAL INFORMATION
On February 11, 2010, Air Products Distribution, Inc., a wholly owned subsidiary of Air Products and Chemicals, Inc. (“Air Products”), commenced a cash tender offer for all the outstanding shares of common stock of Airgas, Inc. (“Airgas”) not already owned by Air Products, subject to the terms and conditions set forth in the Offer to Purchase dated as of February 11, 2010 (the “Offer to Purchase”).  The purchase price to be paid upon the successful closing of the cash tender offer is $60.00 per share in cash, without interest and less any required withholding tax, subject to the terms and conditions set forth in the Offer to Purchase, as amended. The offer is scheduled to expire at midnight, New York City time, on Friday, April 9, 2010, unless further extended in the manner set forth in the Offer to Purchase.

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. The tender offer is being made pursuant to a tender offer statement on Schedule TO (including the Offer to Purchase, a related letter of transmittal and other offer materials) filed by Air Products with the U.S. Securities and Exchange Commission (“SEC”) on February 11, 2010. INVESTORS AND SECURITY HOLDERS OF AIRGAS ARE URGED TO READ THESE

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AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders can obtain free copies of these documents and other documents filed with the SEC by Air Products through the web site maintained by the SEC at http://www.sec.gov. The Offer to Purchase and related materials may also be obtained for free by contacting the Information Agent for the tender offer, MacKenzie Partners, Inc., at 212-929-5500 or toll-free at 800-322-2885.

In connection with the proposed transaction, Air Products may file a proxy statement with the SEC. Any definitive proxy statement will be mailed to stockholders of Airgas. INVESTORS AND SECURITY HOLDERS OF AIRGAS ARE URGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Air Products through the web site maintained by the SEC at http://www.sec.gov.

CERTAIN INFORMATION REGARDING PARTICIPANTS
Air Products and certain of its respective directors and executive officers may be deemed to be participants in the proposed transaction under the rules of the SEC. Security holders may obtain information regarding the names, affiliations and interests of Air Products’ directors and executive officers in Air Products’ Annual Report on Form 10-K for the year ended September 30, 2009, which was filed with the SEC on November 25, 2009, and its proxy statement for the 2010 Annual Meeting, which was filed with the SEC on December 10, 2009. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC when they become available.

FORWARD-LOOKING STATEMENTS
All statements included or incorporated by reference in this communication other than statements or characterizations of historical fact, are forward-looking statements. These forward-looking statements are based on our current expectations, estimates and projections about our business and industry, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates”, “expects”, “intends”, “plans”, “predicts”, “believes”, “seeks”, “estimates”, “may”, “will”, “should”, “would”, “could”, “potential”, “continue”, “ongoing”, similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement. Important risk factors that could contribute to such differences or otherwise affect our business, results of operations and financial condition include the possibility that Air Products will not pursue a transaction with Airgas and the risk factors discussed in our Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings. The forward-looking statements in this release speak only as of the date of this filing. We undertake no obligation to revise or update publicly any forward-looking statement, except as required by law.

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Media Inquiries:
(Air Products)
Betsy Klebe, tel: (610) 481-4697; e-mail: klebeel@airproducts.com.

(Sard Verbinnen & Co)
George Sard/David Reno, tel: (212) 687-8080.

Investor Inquiries:
(Air Products)
Nelson Squires, tel: (610) 481-7461; e-mail: squirenj@airproducts.com.

(MacKenzie Partners)
Larry Dennedy/Charlie Koons, tel: (212) 929-5239; (212) 929-5708.